U.S. CAN CORPORATION

2005 EQUITY INCENTIVE
PLAN

FORM OF RESTRICTED
STOCK AWARD AGREEMENT

        This
RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made as of October
__, 2005 (the “Award Date”) between U.S. Can Corporation, a Delaware corporation (the “Company”) and the undersigned employee (the
“Employee”). Definitions not otherwise set forth in the text hereof are set forth in Section 5 hereof.

Recitals

        WHEREAS,
the Board of Directors of the Company (the “Board”) has approved certain awards of restricted stock to employees of the Company pursuant to the Company’s 2005
Equity Incentive Plan (the “Plan”), pending approval of the Plan by the stockholders of the Company.

        WHEREAS,
pursuant to the terms of the award, the Employee is willing to purchase, and the Company is willing to issue and sell to the Employee, the number of shares (the “Award
Shares”) of Common Stock, $10.00 par value per share, of the Company (the
“Common Stock”) and Series B Senior Preferred Stock, $10.00 par value per share, of the Company (the “Preferred Stock”), set forth on Schedule 1 hereto, on the terms and conditions set forth herein.

        WHEREAS,
it is a condition to the sale and purchase of the Award Shares that the Employee become a
Management Stockholder under the terms and conditions of the Stockholders Agreement (the
“Stockholders Agreement”) dated October 4, 2000, as amended from time to time by and among by (i) the Company and (ii) the Stockholders (as defined in the
Stockholders Agreement), to the extent not already party thereto.

Agreement

        NOW,
THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

                    Terms; Grant of Award. This Agreement relates to an award by the Company to the Employee of the Award Shares on the terms set forth herein (the
                    “Award”). This Award is being granted pursuant to the Plan. The
                    Award was approved by the Board on July 27, 2005. A copy of the Plan has been provided to the Employee.

2.

Sale and Purchase of Award Shares.

2.1.

                    On the terms and subject to the conditions hereof, the Company hereby agrees to sell to the Employee, and by its acceptance hereof the Employee agrees to purchase from the Company for investment, the number of Award Shares set forth on Schedule 1 hereto at the purchase price set forth on Schedule 1. The parties acknowledge and agree that such purchase price represents the fair market value of the Award Shares on the date hereof.

2.2.

                    The closing of the sale and purchase of the Award Shares shall occur as soon as practicable after the Company shall have received all board and stockholder approvals and made all filings necessary to issue the Shares or such other later date as the parties hereto may agree (the “Closing Date”) and shall take place at the offices of the Company at 700 East Butterfield Road,
                    Suite 280, Lombard, IL 60148.

2.3.

                    On the Closing Date, against payment to the Company by delivery of cash, check or other means of payment satisfactory to the Company, the Company will deliver to the Employee certificates for the Award Shares, registered in the name of the
                    Employee. The Company acknowledges receipt of a check or other means of payment in an amount equal to the amount of the required payment on the date hereof.

3.

Vesting of Award Shares.

3.1.

                    Under the terms of Articles II and III of the Stockholders Agreement and this
                    Agreement, certain rights and obligations arise or are affected by whether the
                    Award Shares are vested. Section 3.2 below sets forth the terms and conditions applicable to the vesting of Award Shares for purposes of the Stockholders
                    Agreement and the Plan. Except for such purposes, Section 3.2 and the status of
                    Award Shares as vested or not vested shall not reduce or otherwise affect in any manner the status or rights of the Employee as a holder of Common Stock and/or
                    Preferred Stock.

3.2.

                    Twenty percent (20%) of the total number of Award Shares shall vest on October
                    31 of each of 2006, 2007, 2008, 2009 and 2010, respectively. A pro rata proportion of Common Stock Award Shares and Preferred Stock Award Shares shall vest each period. Notwithstanding the foregoing, any unvested Award Shares shall vest on the earlier of the date of the consummation of a Sale Transaction (as defined below) or the date of the consummation of a Take Along (as defined below). No Award Shares shall vest after the termination of the Employee’s employment with the Company.

4.

Put and Call Options.

4.1.

Call by the Company.

(a)

                    Upon the termination of the employment of the Employee by the Company or any of its Subsidiaries (a “Call Event”) for any reason, the Company or its designee shall have the right to purchase (the “Call
                    Option”), by delivery of a written notice (the “Call
                    Notice”) to the Employee no later than sixty (60) days after the date of such Call Event, and the Employee and the Employee’s Permitted
                    Transferees (collectively, the “Call Group”) shall be required to sell all (but not less than all) of the Award Shares (the “Call
                    Securities”) at a price per share equal to the Call Price (as defined below) of such Award Shares as of the date the Call Notice is delivered.

(b)

                    For purposes of this Section 4.1, the term “Call Price”
shall mean:

(i)

                    with respect to vested Award Shares which are Common Stock (“Common
Award Shares”):

(A)

                    in the event of a termination of the Employee’s employment (v) by the
                    Employee for Good Reason, (w) by the Company without Cause, (x) by virtue of death or Disability, (y) upon retirement in accordance with Company policy or
                    (z) by Voluntary Termination on or after the third anniversary of the date of purchase of such securities, the Fair Market Value of such Common Award Shares;

(B)

                    in the event of a termination of the Employee’s employment by Voluntary
                    Termination prior to the third anniversary of the date of purchase of such securities;

(x)

           for the Shares representing the product of the Employment Ratio and the number of vested Common Award Shares, the Fair Market Value of such Common Award
Shares,

                                                                       and

(y)

           for the Shares representing the product of the Employment Ratio Remainder and the number of vested Common Award Shares, the lower of (I) the Investment Price of such Common Award Shares, or (II) the Fair Market Value of such Common Award
Shares; and

(C)

                    in the event of a termination of the Employee’s employment by the Company for Cause, the lower of (x) the Investment Price of such Common Award Shares or
                    (y) the Fair Market Value of such Common Award Shares;

(ii)

               with respect to vested Award Shares which are Preferred Stock
(“Preferred Award Shares”):

(A)

               in the event of a termination of the Employee’s employment by the Company for Cause, the lower of (x) the Investment Price of such Preferred Award Shares or (y) the Fair Market Value of such Preferred Award Shares; and

(B)

               in the event of a termination of the Employee’s employment for any reason other than by the Company for Cause, the Investment Price of such Preferred
Award Shares; and

(iii)

               with respect to unvested Award Shares, the lower of (I) the Investment Price of such Award Shares, or (II) the Fair Market Value of such Award Shares; and

(c)

               The closing of any purchase of Call Securities by the Company pursuant to
               Section-4.1(a) shall take place at the principal office of the Company no later than the 150th day after the Call Event. At such closing, the Company shall deliver to the Call Group consideration in an amount equal to the aggregate Call
               Price payable in respect of such Call Securities against delivery of original stock certificates and stock powers duly endorsed in favor of the Company representing the Call Securities. The Company shall pay the Call Price by paying the Call Group in cash; provided, however, that in the event that any such cash payment would cause the Company or any Subsidiary to be in violation of applicable law or in default under or otherwise in violation of the terms of any material loan or credit agreement to which the Company or any of its
               Subsidiaries is a party (a “Default”), the Company shall pay such cash portion of the Call Price by issuing a subordinated promissory note in a principal amount equal to the cash portion of the purchase price (the
               “Company Note”). The principal of such note will be due and payable in five equal annual installments, the first such installment becoming due and payable on the first anniversary of the issuance of such note, and interest will accrue thereon at a rate equal to the Mid-term Applicable Federal
               Rate plus three percent (3%) from the date of issuance of the Company Note and will be payable quarterly in arrears. Such Company Note may be prepaid by the
               Company in whole at any time or in part from time to time without premium or penalty and shall otherwise be substantially in the form of Exhibit B to the
               Stockholders Agreement. Notwithstanding anything to the contrary in this
               Agreement, the Company shall not be obligated to make any cash payment pursuant to this Section-4.1(c) or any cash payment of principal or interest due under a
               Company Note if such payment would cause a Default. In the event the Company cannot make any cash payment under this Section-4.1(c) or the cash payments of principal and interest due under a Company Note because it is in Default or would be in Default by virtue of such payments, the Company will undertake to make such payments at such time as the Company is no longer in, or would no longer be by virtue of such payments in, Default; provided, however, (i) if a Change in Control has occurred, or (ii) if the Company or any Subsidiary shall (A)-apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (B)-make a general assignment for the benefit of its creditors, (C)-commence a voluntary case under the
               Federal Bankruptcy Code (as now or hereafter in effect), (D)-file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, or (E) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the
               Federal Bankruptcy Code, any such Company Note shall be due and payable and the
               Company shall be obligated to make all payments due under the Company Note.

(d)

               Notwithstanding anything set forth in this Section-4.1 to the contrary, prior to the exercise by the Company of its Call Option to purchase Call Securities pursuant to this Section-4.1, the Board of Directors of the Company may designate one or more new or existing employees of the Company or any Subsidiary
               (individually a “Designated Employee” and collectively, the
               “Designated  Employees”) or another Stockholder of the
               Company who shall have the right, but not the obligation, to exercise the Call
               Option and to acquire, in lieu of the Company, some or all (as determined by the
               Company) of the Call Securities that the Company is entitled to purchase from the Call Group hereunder, on the same terms and conditions as set forth in
               Section-4.1(c) which apply to the purchase of Call Securities by the Company, except all payments pursuant to this Section-4.1(d) shall be made in immediately available funds or by certified or cashier’s check, and shall not be payable in the form of a note of any kind. Concurrently with any such purchase of Call Securities by any such Designated Employee, such Designated Employee shall become a party to the Stockholders Agreement and shall execute an agreement similar to this Agreement on terms satisfactory to the Company.

4.2.

Put by the Employee.

(a)

               Upon the termination of the employment of the Employee with the Company or any of its Subsidiaries (a “Put Event”) by virtue of death or
               Disability or (other than with respect to Preferred Award Shares) by virtue of retirement in accordance with Company policy, then the Employee and the
               Employee’s Permitted Transferees shall have the right to sell (the
               “Put Option”), by delivery of a written notice (the
               “Put Notice”) to the Company no later than sixty (60) days after the date of such Put Event, and the Company shall be required to purchase all (but not less than all) of the Award Shares (the “Put
               Securities”) at a price per share equal to the Put Price (as defined below) of such Put Securities as of the date the Put Notice is delivered.

(b)

               For purposes of this Section 4.2, the term “Put Price”
shall mean

(i)

               with respect to vested Common Award Shares, the Fair Market Value of such Common
Award Shares;

(ii)

               with respect to vested Preferred Award Shares, the Investment Price of such
Preferred Award Shares;

(iii)

               with respect to unvested Award Shares, the lower of (I) the Investment Price of such Award Shares, or (II) the Fair Market Value of such Award Shares;

(c)

               The closing of any purchase of Put Securities by the Company pursuant to
               Section-4.2(a) shall take place at the principal office of the Company no later than the 150th day after the Put Event. At such closing, the Company shall deliver to the Employee (and the Employee’s Permitted Transferees, as the
               case may be) exercising the Put Option consideration in an amount equal to the aggregate Put Price payable in respect of such Put Securities against delivery of original stock certificates and stock powers duly endorsed in favor of the
               Company representing the Put Securities. The Company shall pay the Put Price by paying the Employee (and the Employee’s Permitted Transferees, as the case may be) in cash; provided, however, that in the event that any such cash payment would cause the Company or any Subsidiary to be in Default, the Company
               shall pay such cash portion of the Put Price by issuing a Company Note. The principal of such Company Note will be due and payable in five equal annual installments, the first such installment becoming due and payable on the first anniversary of the issuance of such note, and interest will accrue thereon at a rate equal to the Mid-term Applicable Federal Rate plus three percent (3%) from the date of issuance of the Company Note and will be payable quarterly in arrears. Such Company Note may be prepaid by the Company in whole at any time or in part from time to time without premium or penalty and shall otherwise be substantially in the form of Exhibit B to the Stockholders Agreement.
               Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to make any cash payment pursuant to this Section-4.2(c) or any cash payment of principal or interest due under a Company Note if such cash payment would cause a Default. In the event the Company cannot make any cash payment under this Section-4.2(c) or the cash payments of principal and interest due under a Company Note because it is in Default or would be in Default by virtue of such payments, the Company will undertake to make such payments at such time as the Company is no longer in, or would no longer be by virtue of such payments in, Default; provided, however, (i) if a Change in
               Control has occurred, or (ii) if the Company or any Subsidiary shall (A)-apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (B)-make a general assignment for the benefit of its creditors, (C)-commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (D)-file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, or (E) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, any such Company Note shall be due and payable and the Company shall be obligated to make all payments due under the Company Note. In the event the Company intends to issue to the Employee (and the Employee’s Permitted Transferees, as the
               case may be) a Company Note, it will so notify the Employee (and the
               Employee’s Permitted Transferees, as the case may be) at least 10 days before such issuance and the Employee (and the Employee’s Permitted
               Transferees, as the case may be) may, upon notice that the Company intends to issue such Company Note (but in no event after such Company Note is issued), withdraw the exercise of the Put Option.

(d)

               Notwithstanding anything set forth in this Section-4.2 to the contrary, following the exercise by the Employee (and the Employee’s Permitted
               Transferees, as the case may be) of a Put Option to sell Put Securities pursuant to this Section-4.2, the Board of Directors of the Company may designate one or more Designated Employees or another Stockholder of the Company who shall have the right, but not the obligation, to purchase, in lieu of the Company, some or all (as determined by the Company) of the Put Securities that the Company is required to purchase from the Employee hereunder, on the same terms and conditions as set forth in Section-4.2(c) which apply to the purchase of Put
               Securities by the Company, except all payments pursuant to this Section-4.2(d)
               shall be made in immediately available funds or by certified or cashier’s check, and shall not be payable in the form of a note of any kind. Concurrently with any such purchase of Put Securities by any such Designated Employee, such
               Designated Employee shall become a party to the Stockholders Agreement and shall execute an Agreement similar to this Agreement on terms satisfactory to the
               Company.

5.

               Definitions. To the extent not otherwise defined herein, capitalized terms are used with the meaning ascribed thereto in the Stockholders Agreement.
               As used herein, the following terms shall have the meanings set forth below:

“Affiliate”
shall mean, with respect to any specified Person, any other Person which, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition,
“control” (including, with correlative meanings, the terms
“controlling,” “controlled by” and “under common control
with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise).

“Employment
Ratio” shall mean a ratio equal to (i) the number of full months since the date of this Agreement that the Employee has remained employed by the Company, over (ii) 36 months.

        “Employment
Ratio Remainder” shall mean 1 minus the Employment Ratio.

“Fair
Market Value” shall mean the fair value per share of the applicable Shares as of the applicable date on the basis of a sale of such Shares in an arms length private sale between a willing buyer and a willing seller, neither acting under compulsion. In determining such Fair Market Value, no discount shall be taken for constituting a minority interest or for the illiquidity of such Shares and no upward adjustment or discount shall be taken relating to the fact that the Shares in question are subject to the restrictions and entitled to the rights provided hereunder. In determining the fair value per share of the applicable Shares, all outstanding shares of the Company’s Preferred Stock shall conclusively be considered to have a Fair Market Value equal to the principal amount thereof, plus any accrued but unpaid dividends. Such Fair Market Value shall be determined in good faith by the Board of Directors; provided, however, that in each instance in which the Shares of the Employee are to be purchased at Fair Market Value of such
Shares, the Employee may deliver to the Company a written objection to the initial Fair
Market Value of the Shares as determined by the Board. If the Board and the Employee thereafter agree on a Fair Market Value of the Shares, such Fair Market Value shall be used to determine the Call Price or the Put Price, as the case may be. If the parties are unable to agree on the Fair Market Value, the Board shall select an independent appraiser having substantial knowledge and experience in valuing private companies and the financial markets, subject to the consent of the Employee (which consent shall not be unreasonably withheld), and such appraiser will determine the Fair Market Value of the Shares. The determination of such appraiser shall be binding on the Company and the Employee. In the event that the Fair Market Value ultimately determined by the appraiser is higher than that initially determined by the Board, the Company shall bear the costs of the appraisal.
In the event that the Fair Market Value ultimately determined by the appraiser is lower than or equal to that initially determined by the Board, the Employee shall bear the costs of the appraisal.

“Group”
shall mean any two or more Persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring or holding securities of the Company.

“Person”
shall mean any individual, partnership, corporation, association, limited liability company, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political subdivision thereof.

“Sale
Transaction” shall mean (i) any transaction or series of related transactions in which any Person who is not an Affiliate of the Company, or any two or more such Persons acting as a Group, and all Affiliates of such Person or Persons, who prior to such time owned no shares of Common Stock or shares of Common Stock representing less than fifty percent (50%) of the voting power at elections for the Board, shall (A) acquire, whether by purchase, exchange, tender offer, merger, consolidation, recapitalization or otherwise, or (B) otherwise be the owner of (as a result of a redemption of shares of Common Stock or otherwise), shares of Common Stock (or shares in a successor corporation by merger, consolidation or otherwise) such that following such transaction or transactions, such
Person or Group and their respective Affiliates beneficially own fifty percent (50%) or more of the voting power at elections for the Board or any successor corporation, or (ii)
the sale or transfer of all or substantially all the Company’s or United States Can
Company’s assets and following such sale or transfer, there is a liquidation of the
Company. For purposes of this definition, it is understood and agreed that as of the date hereof, the only stockholders of the Company which constitute Affiliates of the Company are Berkshire Fund V, Limited Partnership, Berkshire Fund V Coinvestment Fund, Limited
Partnership, and Berkshire Investors LLC.

“Take
Along” shall mean a transaction in which a holder of securities of the Company is required to sell or vote any securities of the Company pursuant to Section 2.4 of the
Stockholders Agreement.

6.
          Withholding. No Award Shares will be issued hereunder unless and until the Employee shall have remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or shall have made other arrangements satisfactory to the Company with respect to such taxes.

7.
          Stockholders Agreement. All Award Shares acquired under the Award will also be subject to the terms and conditions of the Stockholders Agreement.
          The Employee hereby agrees to be bound by all of the terms, conditions and provisions of the Stockholders Agreement, as it may be amended from time to time in accordance with the provisions thereof and upon acceptance of this Award, to the extent the Employee is not already party thereto, the Employee shall execute a counterpart to the Stockholders Agreement as a Management Stockholder,
          evidencing such agreement.

8.
          Nontransferability of Award. Except as provided in the Stockholders
          Agreement, the Award Shares may not be assigned, pledged, hypothecated or transferred in any way whatsoever. The Company may legend each Award Share to reflect the applicable restrictions of the Stockholders Agreement.

9.
          Dividends, Etc.  The Employee shall be entitled to any and all dividends or other distributions paid after the date hereof with respect to all
          Award Shares acquired hereunder which have not been otherwise disposed of and shall be entitled to vote any such shares, subject to the terms of such securities and the provisions of the Stockholders Agreement.

10.
          No Employment Rights. Neither the grant of the Award nor any term or condition thereof, nor the existence of or potential for profit in the Award, shall confer upon the Employee any right to continue in the employ of the
          Company or any of its Affiliates or affect in any way the right of the Company or any of its Affiliates to terminate the Employee’s employment at any time, nor shall the loss of existing or potential profit in the Award constitute an element of damages in the event the Employee’s employment terminates or is terminated, even if such termination is in violation of an obligation of the
          Company or any of its Affiliates to the Employee by contract or otherwise.

11.
          Registration of Award Shares. The Employee has been advised that the
          Award Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities
          Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Employee is aware that the Company is under no obligation to effect any such registration with respect to the Award
          Shares (except solely to the extent provided in the Stockholders Agreement) or to file for or comply with any exemption from registration.

12.
          Binding Effect; Successors. This Agreement shall be binding upon the
          Company and its successors and assigns, and upon the Employee and his heirs, successors and assigns; provided, however, that the Employee may not assign any of its rights hereunder except in connection with a transfer of the
          Award Shares in compliance with the terms and conditions of the Stockholders
          Agreement.

13.
          Entire Agreement; Amendment. This Agreement and the Stockholders
          Agreement set forth the entire agreement of the parties with respect to the subject matter hereof and supersede any and all prior agreements or understandings, whether or not reduced to writing, relating to such subject matter. This Agreement may not be amended except by written instrument executed by both parties hereto.

14.
          Governing Law. This Agreement and the Award evidenced hereby shall be construed in accordance with, and governed by, the laws of the State of
          Delaware. By executing this Agreement, the Employee represents that he accepts this Award, agrees to the terms hereof, and acknowledges that he has received a copy of each of the Plan and the Stockholders Agreement and is familiar with the terms and provisions thereof. The Employee further agrees to accept as binding, conclusive and final all decisions or interpretations of the Company, through its Board or a committee of that Board, resolving any questions arising under the Stockholders Agreement, this Agreement or the Plan.

15.
          Legend. Each share certificate shall bear the following legends in addition to any other legends required by the Stockholders Agreement or otherwise:

“The
securities represented by this Certificate have not been registered under  the
Securities Act of 1933, as amended, and may not be sold, offered for sale,  pledged or hypothecated in the absence of an effective registration statement  as to the securities under said Act or an opinion of counsel satisfactory to  the Company and its counsel that such registration is not required.”

“The
securities represented by this Certificate vest in accordance with and  subject to the terms and conditions of a Restricted Stock Award Agreement  dated as of October
__, 2005, as amended from time to time, which vesting  affects only certain rights and obligations arising or being affected under  the terms of such Restricted Stock
Award Agreement and the terms of a  Stockholders Agreement dated as of October 4,
2000, as amended from time to  time. Copies of the Restricted Stock Award Agreement and the Stockholders  Agreement are on file with the Secretary of the Company and will be mailed to  any properly interested person without charge within five (5)
business days after receipt of a written request.”

16.
          Tax Issues. THE ISSUANCE OF THE AWARD SHARES TO THE EMPLOYEE PURSUANT TO
          THIS AGREEMENT INVOLVES COMPLEX AND SUBSTANTIAL TAX CONSIDERATIONS, INCLUDING,
          WITHOUT LIMITATION, CONSIDERATION OF THE ADVISABILITY OF THE EMPLOYEE MAKING AN
          ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE WITHIN 30 DAYS OF THE
          PURCHASE. THE EMPLOYEE IS URGED TO CONSULT HIS TAX ADVISOR WITH RESPECT TO THE
          TRANSACTIONS DESCRIBED IN THIS AGREEMENT. THE COMPANY MAKES NO WARRANTIES OR
          REPRESENTATIONS WHATSOEVER TO THE EMPLOYEE REGARDING THE TAX CONSEQUENCES OF THE
          EMPLOYEE’S RECEIPT OF THE AWARD SHARES OR THIS AGREEMENT.

17.
          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

[The rest of this
page has intentionally been left blank]

        IN
WITNESS WHEREOF, the Company has caused this Agreement to be executed under its corporate seal by its duly authorized officer, and the Employee has hereunto set his hand, all as of the date set forth below. This Agreement shall take effect as a sealed instrument.

COMPANY:                                     U.S. CAN CORPORATION

                                             By:__________________________________________
                                                   Name:

Title:

EMPLOYEE:                                    __________________________________________
                                                   Name:

Schedule 1

Award Shares

Award Shares Price Per
Share

_____ shares of Preferred Stock                      __________

_____ shares of Common Stock                         __________